Exhibit 10.25
Portions of this Exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omissions are designated as SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 1. REQUISITION NO. SJUXiO.?^^ PAGE 1 OF 5 2. CONTRACT NO. NNJ09GA02B 3. AWARD/EFFECTIVE DATE 4. ORDER NO. 1 5. SOLICITATION NO. 6. SOLICITATION ISSUE DATE 7. FOR SOLICITATION I . INFORMATION CALL ^ 7a. NAME Craig Burridge 7b. TELEPHONE NO. (281) 792-7665 8. OFFER DUE DATE/LOCAL TIME 9. ISSUED BY CODE JBG NA’SA-Johnson Spfce Center • *’ ‘ ISS Procurement Office/BG 2101 NASA Pkwy Houston, TX 77058 [10 THIS ACQUISITION I I’Xj onre^;JiG’inDv.’ NAICS: 481212 SIZE STANDARD: 1500 SET AS’DE. SMALL BUSINESS HUBZONE SMALL BUS. SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS 8(A) | | EMERGING SMALL BUSINESS 11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED \~] SEE SCHEDULE 12. DISCOUNT TERMS Net 30 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS(15CFR700) 13b. RATING DO-C9 14. METHOD OF SOLICITATION RFQQ IFB[X] CODE 15. DELIVER TO NASA-Johnson Space Center Attn: Craig Burridge/BG 2101 NASA Pkwy ,...,. ‘Houston, TX ‘77058-.. , 16. ADMINISTERED BY NASA-Johnson Space. Center Attn: Craig Burridge/BG 2101 NASA Pkwy Houston,’. CODE 9X711 17a. CONTRACTOR/ .’OFFEROR CODE Orbital Sciences Corporation 21839 Atlantic Blvd. Dulles, VA 20166 101916062 FACILITY CODE 18a. PAYMENT WILL BE MADE BY NSSC — FMD Accounts Payable Building 1 111, C Rd. Stennis Space Center, MS 39529 code LF
Portions of this Exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Omissions are designated as SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 1. REQUISITION NO. PAGE 1 OF 5 2. CONTRACT NO. NNJ09GA02B 3. AWARD/EFFECTIVE DATE 4. ORDER NO. 1 5. SOLICITATION NO. 6. SOLICITATION ISSUE DATE 7. FOR SOLICITATION INFORMATION CALL 7a. NAME Craig Burridge 7b. TELEPHONE NO. (281) 792-7665 8. OFFER DUE DATE/LOCAL TIME 9. ISSUED BY CODE JBG NA SA-Johnson Center ISS Procurement Office/BG 2101 NASA Pkwy Houston, TX 77058 [10 THIS ACQUISITION I NAICS: 481212 SIZE STANDARD: 1500 SET AS’DE. SMALL BUSINESS HUBZONE SMALL BUS. SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS 8(A) EMERGING SMALL BUSINESS 11. DELIVERY FOR FOB DESTINATION UN LESS BLOCK IS MARKED SEE SCHEDULE 12. DISCOUNT TERMS Net 30 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS(15CFR700) 13b. RATING DO-C9 14. METHOD OF SOLICITATION RFQQ IFB[X] CODE 15. DELIVER TO NASA-Johnson Space Center Attn: Craig Burridge/BG 2101 NASA Pkwy Houston, TX ‘77058- 16. ADMINISTERED BY NASA-Johnson Space. Center Attn: Craig Burridge/BG 2101 NASA Pkwy Houston, CODE 9X711 17a. CONTRACTOR OFFEROR CODE Orbital Sciences Corporation 21839 Atlantic Blvd. Dulles, VA 20166 101916062 FACILI TY CODE 18a. PAYMENT WILL BE MADE BY NSSC — FMD Accounts Payable Building 1 111, C Rd. Stennis Space Center, MS 39529 CODE LF 17b. CH ECK IF REMITTANCE IS DIFFERENT T SUCH ADDRESS IN OFFER BD. SUDMII UNLESS BLOCK ON RIGHT IS CHECKED ADDENDUM 19. ITEM NO. 20. SCHEDULE OF SUPPLIES/SERVICES 21. QUANTITY 22. UNIT 23. UNIT PRICE 24. AMOUNT See attached Task Order 1 .5. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (Govt. Use Only) II 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.21 2-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ARE ARE NOT ATTACHED 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED.ADDENDA ARE NOT ATTACHED Xj 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMEN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO Fi ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AN[ SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPEC yS AWARD OF CONTRACT: RFFFRf:Wr;F JHNISH AND DELIVER ALL 3 ON ANY ADDITIONAL FIED HEREIN. OFFER DATFD YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH WE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS: 30a. SIGNATURE OF OFFEROR/CONTRACTOR 31 a. UNITED STATES OF AMERICA (Signature of Contracting Officer) 30b. NAME AND TITLE OF SIGNER (Type or Print) 30c. DATE SIGNED 31 b. NAME OF CONTRACTING OFFICER (Type) Craig G. Burridge 31 c. DATESIGNEC AUTHORIZED FOR LOCAL REPnoni lO Standard Form 1449 (REV. 3/2005

Contractor: Orbital Sciences Corporation Contract Number: NNJ09GA02B Task Order Number: i TASK ORDER 1.0 TASK ORDER TITLE: Resupply Services 2.0 TASK OVERVIEW The Contractor shall perform all standard resupply tasks contained in the ISS Commercial Resupply Service’s Contract statement of work (SOW) that are required to deliver and dispose of the cargo amounts ordered for each mission in 3.0, below. 3.0 TASK ORDER QUANTITIES CYI0CYLLCY12CY13CY14CY15 011222 Missions Ordered 4.0 TASK ORDER PRICE CYI0CYLLCY12CY13CY14CY15 TOTAL CLIN N/A0001AH OOOIAH 0001 AI OOOIAI OOOIAI Total Prices Per CYN/A —— $1,885.45 ($M) 5.0 TECHNICAL REQUIREMENTS: The contractor shall perform all resupply tasks necessar to deliver cargo to and dispose of cargo from the iSS. The Contractor shall furnish all services, maintain all equipment, and infrastructure including but not limited to program management, vehicle integration, mission integration, cargo integration, launch site support, ground and flight system safety, performance assurance, necessary to accomplish the safe and successful resupply within the required periods. The contractor shall provide all necessar services, test hardware and software, mission specific elements required to integrate the payload(s) to the orbital and launch vehicle systems. As required by the ISS Resupply Statement of Work, the contractor shall provide operational support services, range support services, launch readiness assessment, mission integration services, mission integration management, mission planning and analysis, mission operations, ground segment operations, security requirement, mission flight procedures, mission training, flight crew and ground support personnel training, mission simulation support, mission real-time support, cargo integration and analysis,

Contractor: Orbital Sciences Corporation Contract Number: NNJ09GA02B Task Order Number: 1
cargo physical processing, cargo labeling, crew and equipment interface test, cargo disposal, safety and mission assurance, risk management, safety assessment reviews, integrated cargo safety assessments, proximity operations and ISS Docked Safety Assessments, Ground Safety Reviews, Safety and Health Program, Quality Assurance Program, and Software Quality Assurance System including configuration management, nonconformance/problem reporting and corrective action, software reliability and maintainability, software safety, standards, trade studies, integration assurance, verification and validation, independent verification and validation, certification, security and privacy assurance.
6.0 DELIVERABLES & SCHEDULES:
In accordance with the Statement of Work and Adjustments to Resupply Schedule Clause, the Contractor shall have the following reviews (Note adjustment to the schedules below may occur per the Adjustment to Resupply Schedule Clause):
•	Vehicle Baseline Review

•	Mission Integration Review

•	Cargo Integration Review

•	Post Flight Reviews after each mission

•	Program reviews once per quarter per the Statement of Work
The Contractor shall provide documentation as required in Attachment V.B, Data Requirements List, and Attachment V.C, Data Requirements Descriptions (DRD’s), of the ISS CRS Contract.
The Contractor shall also provide Telemetry Data, which includes Ascent Telemetry, Post Separation/Pre Rendezvous Telemetry as described by the Statement of Work.
Pursuant to clause II.A.20, Adjustments to Mission Schedule, authority to proceed (ATP) for each mission “is formal written direction from the Contracting Officer that authorizes the Contractor to proceed with the work detailed within a NASA-approved, mission-specific work plan (DRD Cl-8). ATP will occur within seven (7) days of NASA-approved, Contractor-identified mission initiation milestone and work plan.” The Contractor’s mission work plans will be incorporated by reference into the task order upon approval.
7.0 SURVEILLANCE
The Government’s Insight and Approval will be in accordance with 2.6 of the Statement of Work and Clause II.A. 18 Government Insight and Approval.

Contractor: Orbital Sciences Corporation Contract Number: NNJ09GA02B Task Order Number: 1
8.0 MISSION SUCCESS CRITERIA
Pursuant to clause II. A. 19, Mission Success Determination, Investigation and Corrective Action, task orders will be amended at a later date to incorporate the final mission success criteria agreed to by the parties for each mission.

Contractor: Orbital Sciences Corporation Contract Number: NNJ09GA02B Task Order Number: 1

Task Order Revision History Log
Revision	Date	Comment